UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2012

SWISHER HYGIENE INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-35067	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina	28210
(Address of Principal Executive Offices)	(Zip Code)

(704) 364-7707

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

EXPLANATORY NOTE

Swisher Hygiene Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K, that was initially filed with the Securities and Exchange Commission on November 16, 2012, to file the unaudited pro forma financial information required by Item 9.01 of Form 8-K giving effect to the Company’s sale of Choice Environmental Services, Inc. (“Choice”)

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is certain unaudited pro forma financial information of the Company giving effect to the Company’s sale of Choice.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Unaudited Pro Forma Financial Information of Swisher Hygiene Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2013	SWISHER HYGIENE INC.

	By:	/s/ Thomas C.Byrne
Thomas C.Byrne
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Unaudited Pro Forma Financial Information of Swisher Hygiene Inc.